SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   JANUARY 8, 2004
                                                --------------------------------

                          GLOBAL BUSINESS MARKETS, INC.
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               (Exact name of Registrant as specified in charter)


                                                                61-1427156
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(State or other jurisdic-       (Commission                   (IRS Employer
 tion of incorporation)         File Number)                Identification No.)


             3859 WEKIVA SPRINGS ROAD, SUITE 302, LONGWOOD, FL          32779
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                  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code 260-312-6789
                                                  ------------------------------



         (Former name or former address, if changed since last report.)


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8-Jan-2004

Other Events


ITEM 5. OTHER EVENTS


Press Release


On January 8, 2004, the Registrant issued a press release announcing that the Company desires to reposition itself as a designer and manufacturer of custom handmade and mass-produced electric and acoustic guitars, amplifiers and accessories. A copy of the press release is attached hereto as Exhibit 99.

EXHIBITS

99 Press Release dated January 8, 2004




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